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                                                                   EXHIBIT 10.47

                                                             [Execution Version]

             TWENTY-FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

         THIS TWENTY-FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of February __, 2003, is entered into by and among CONGRESS FINANCIAL CORPORATION, a Delaware corporation ("Lender"), BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"), GUMP'S BY MAIL, INC., a Delaware corporation ("GBM"), GUMP'S CORP., a California corporation ("Gump's"), HANOVER REALTY, INC., a Virginia corporation ("Hanover Realty"), THE COMPANY STORE FACTORY, INC., a Delaware corporation ("TCS Factory"), THE COMPANY OFFICE, INC., a Delaware corporation ("TCS Office"), SILHOUETTES, LLC, a Delaware limited liability company ("Silhouettes LLC"), HANOVER COMPANY STORE, LLC, a Delaware limited liability company ("HCS LLC"), DOMESTICATIONS, LLC, a Delaware limited liability company ("Domestications LLC"), KEYSTONE INTERNET SERVICES, LLC, a Delaware limited liability company ("KIS LLC"), and THE COMPANY STORE GROUP, LLC, a Delaware limited liability company ("CSG LLC"; and together with Brawn, GBM, Gump's, Hanover Realty, TCS Factory, TCS Office, Silhouettes LLC, HCS LLC, Domestications LLC and KIS LLC, collectively, "Borrowers" and each individually, a "Borrower"), HANOVER DIRECT, INC., a Delaware corporation ("Hanover"), HANOVER HOME FASHIONS GROUP, LLC, a Delaware limited liability company ("HHFG LLC"), CLEARANCE WORLD OUTLETS, LLC, a Delaware limited liability company ("Clearance World"), SCANDIA DOWN, LLC, a Delaware limited liability company ("Scandia Down LLC"), LACROSSE FULFILLMENT, LLC, a Delaware limited liability company ("LaCrosse LLC"), D.M. ADVERTISING, LLC, a Delaware limited liability company ("DM Advertising LLC"), AMERICAN DOWN & TEXTILE, LLC, a Delaware limited liability company ("ADT LLC"), and HANOVER GIFTS, INC., a Virginia corporation ("Hanover Gifts"; and together with Hanover, HHFG LLC, Clearance World, Scandia Down LLC, LaCrosse LLC, DM Advertising LLC and ADT LLC, collectively, "Guarantors" and each individually, a "Guarantor").

                              W I T N E S S E T H:

         WHEREAS, Borrowers, Guarantors and Lender are parties to the Loan and Security Agreement, dated November 14, 1995, as amended by the First Amendment to Loan and Security Agreement, dated February 22, 1996, the Second Amendment to Loan and Security Agreement, dated April 16, 1996, the Third Amendment to Loan and Security Agreement, dated May 24, 1996, the Fourth Amendment to Loan and Security Agreement, dated May 31, 1996, the Fifth Amendment to Loan and Security Agreement, dated September 11, 1996, the Sixth Amendment to Loan and Security Agreement, dated as of December 5, 1996, the Seventh Amendment to Loan and Security Agreement, dated as of December 18, 1996, the Eighth Amendment to Loan and Security Agreement, dated as of March 26, 1997, the Ninth Amendment to Loan and Security Agreement, dated as of April 18, 1997, the Tenth Amendment to Loan and Security Agreement, dated as of October 31, 1997, the Eleventh Amendment to Loan and Security Agreement, dated as of March 25, 1998, the Twelfth Amendment to Loan and Security Agreement, dated as of September 30, 1998, the

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Thirteenth Amendment to Loan and Security Agreement, dated as of September 30,
1998, the Fourteenth Amendment to Loan and Security Agreement, dated as of February 28, 2000, the Fifteenth Amendment to Loan and Security Agreement, dated as of March 24, 2000, the Sixteenth Amendment to Loan and Security Agreement, dated as of August 8, 2000, the Seventeenth Amendment to Loan and Security Agreement, dated as of January 5, 2001, the Eighteenth Amendment to Loan and Security Agreement, dated as of November 12, 2001, the Nineteenth Amendment to Loan and Security Agreement, dated as of December 18, 2001 (the "Nineteenth Amendment to Loan Agreement"), the Twentieth Amendment to Loan and Security Agreement, dated as of March 5, 2002, the Twenty-First Amendment to Loan and Security Agreement, dated as of March 21, 2002, the Twenty-Second Amendment to Loan and Security Agreement, dated as of August 16, 2002, and the Twenty-Third Amendment to Loan and Security Agreement (the "Twenty-Third Amendment to Loan Agreement"), dated as of December 27, 2002 (as so amended, the "Loan Agreement"), pursuant to which Lender has made loans and advances to Borrowers;

         WHEREAS, in accordance with Section 12 of the Twenty-Third Amendment to Loan Agreement, Borrowers and Guarantors have agreed to deliver to Lender an amendment to the Event of Default arising from a change of control, and to deliver certain information and schedules related to Borrowers and Guarantors as required by the Twenty-Third Amendment to Loan and Security Agreement; and

         WHEREAS, the parties hereto desire to enter into this Amendment to evidence and effectuate such amendments and to effect such deliveries, in each case subject to the terms and conditions and to the extent set forth herein;

         NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       Definitions.

                  (a) Additional Definitions. As used herein or in any of the other Financing Agreements, the following terms shall have the meanings given to them below, and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

                           (i)      "Change of Control" shall mean: (a) other
than transfers of assets permitted in accordance with the terms and conditions of Section 3 of the Nineteenth Amendment to Loan Agreement, the transfer (in one transaction or a series of transactions) of all or substantially all of the assets of any Borrower or Guarantor to any Person or group (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934); (b) the liquidation or dissolution of any Borrower or Guarantor or the adoption of a plan by the stockholders of any Borrower or Guarantor relating to the dissolution or liquidation of such Borrower or Guarantor; (c) the acquisition by any Person or group (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934), except for one or more Permitted Holders, of beneficial ownership, directly or indirectly, of a majority of the voting power of the total outstanding voting stock or shares or interests of Hanover or the Board of Directors of

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Hanover; (d) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board of Directors of Hanover (together with any new directors who have been appointed by any Permitted Holder, or whose nomination for election by the stockholders of Hanover was approved by a vote of at least sixty-six and two-thirds (66 2/3%) percent of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason (other than by reason of death or disability) to constitute a majority of the Board of Directors of Hanover then still in office; or (f) other than transfers of assets permitted in accordance with the terms and conditions of Section 3 of the Nineteenth Amendment to Loan Agreement, the failure of Hanover to own directly or indirectly one hundred (100%) percent of the voting power of the total outstanding voting stock or shares or interests of any Borrower or Guarantor (other than Hanover).

                           (ii)     "Permitted Holders" shall mean,
collectively, the persons listed on Exhibit A hereto and their respective successors and assigns; each sometimes being referred to individually as a "Permitted Holder".

                  (b) Interpretation. All capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Loan Agreement.

         2. Events of Default. Section 7.1(j) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                           "(j)     any Change of Control."

         3.       Delivery of Schedules.

                  (a) Schedules 1(a)(ii) and 1(a)(xxxi) to the Twenty-Third Amendment to Loan Agreement are hereby deleted and replaced with the information set forth on Schedules 1(a)(ii) and 1(a)(xxxi) attached hereto.

                  (b) Schedule 2(b) to the First Amendment to General Security Agreement, dated as of December 27, 2002, by and among HHFG LLC, Clearance World, Scandia Down LLC, LaCrosse LLC, DM Advertising LLC, ADT LLC, Hanover Gifts and Lender is hereby deleted and replaced with the information set forth on Schedule 2(b) attached hereto.

                  (c) Schedule 2(b) to the First Amendment to General Security Agreement, dated as of December 27, 2002, by and between Hanover and Lender is hereby deleted and replaced with the information set forth on Schedule 2(b) attached hereto.

                  (d) Schedule 7(b) to the Twenty-Third Amendment to Loan Agreement is hereby deleted and replaced with the information set forth on
Schedule 7(b) attached hereto.

         4. Extension of Time to Deliver Certain Post-Closing Items. Paragraphs 1(c), 1(d) and 1(e) of the letter agreement, dated as of December 27, 2002, among Lender, Borrowers and Guarantors Re:

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Certain Post-Closing Items as to the time period in which Borrower is required to deliver or take the action described in each such paragraph, are each hereby amended by replacing the time period "on or before January 31, 2003" in each such paragraph with the following: "on or before February 28, 2003".

         5. Representations, Warranties and Covenants. Each Borrower and Guarantor represents, warrants and covenants with, to and in favor of Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to
Borrowers:

                  (a) This Amendment and each other agreement or instrument to be executed and delivered by Borrowers or Guarantors hereunder have been duly authorized, executed and delivered by all necessary action on the part of Borrowers and Guarantors which is a party hereto and thereto and, if necessary, their respective stockholders (with respect to any corporation) or members (with respect to any limited liability company), and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of Borrowers or Guarantors, as the case may be, contained herein and therein constitute legal, valid and binding obligations of Borrowers and Guarantors, as the case may be, enforceable against them in accordance with their terms.

                  (b) No action of, or filing with, or consent of any governmental or public body or authority, and no approval or consent of any other party, including, without limitation, Richemont is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment.

                  (c) All of the representations and warranties set forth in the Loan Agreement, as amended hereby, and the other Financing Agreements are true and correct in all material respects, after giving effect to the provisions of this Amendment, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

                  (d) Promptly but by no later than March 21, 2003, Lender shall have received, in form and substance satisfactory to Lender, (i) a pledge and security agreement, in form and substance satisfactory to Lender, by each of Hanover and CSG LLC, granting to Lender a pledge of and lien on all of the issued and outstanding shares of capital stock (or interests in limited liability companies) of their respective Subsidiaries that are Borrowers or Guarantors, (ii) the original stock certificates evidencing such shares of capital stock (or such other evidence, if any, as may be issued in the case of a limited liability company), together with stock powers with respect thereto duly executed in blank (or the equivalent thereof in the case of a limited liability company in which such interests are certificated, or otherwise take such actions as Lender shall reasonably require with respect to Lender's security interests therein), and (iii) evidence of the adoption of corporate resolutions (or company action in the case of a limited liability company), approving the execution, delivery and performance by Hanover and

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CSG LLC of such pledge and security agreements, together with an opinion of counsel of Hanover and CSG LLC with respect to the enforceability of such agreements.

                  (e) After giving effect to the provisions of this Amendment, no Event of Default or Incipient Default exists or has occurred and is continuing.

         6. Conditions Precedent. Concurrently with the execution and delivery hereof (except to the extent otherwise indicated below), and as a further condition to the effectiveness of this Amendment and the agreement of Lender to the modifications and amendments set forth in this Amendment:

                  (a) Lender shall have received, in form and substance satisfactory to Lender, a photocopy of an executed original or executed original counterparts of this Amendment by facsimile (with the originals to be delivered within five (5) Banking Days after the date hereof), as the case may be, duly authorized, executed and delivered by each Borrower and Guarantor; and

                  (b) each Borrower and Guarantor shall deliver, or cause to be delivered, to Lender a true and correct copy of any consent, waiver or approval to or of this Amendment, which any Borrower or Guarantor is required to obtain from any other Person, including without limitation Richemont, and such consent, approval or waiver shall be in a form reasonably acceptable to Lender.

         7. Effect of this Amendment. Effective as of January 31, 2003, by reason of the execution and delivery of this Amendment, Section 12 of the Twenty-Third Amendment shall be deemed satisfied. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Loan Agreement or any of the other Financing Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date of this Amendment. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.

         8. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

         9. Governing Law. The validity, interpretation and enforcement of this Amendment in any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise shall be governed by the internal laws of the State of New York, without regard to any principle of conflict of laws or other rule of law that would result in the application of the law of any jurisdiction other than the State of New York.

         10. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of

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the parties hereto and their respective successors and assigns.

         11. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.

                                            CONGRESS FINANCIAL CORPORATION

                                            By: /s/ Eric Storz
                                                ---------------------------
                                            Title:  AVP

                                            BRAWN OF CALIFORNIA, INC.

                                            By:  /s/ Steven Seymour
                                               ----------------------------
                                            Name:  Steven Seymour
                                            Title: President

                                            GUMP'S BY MAIL, INC.

                                            By:  /s/ Jed Pogran
                                               ----------------------------
                                            Name:  Jed Pogran
                                            Title: President

                                            GUMP'S CORP.

                                            By:  /s/ Jed Pogran
                                               ----------------------------
                                            Name:  Jed Pogran
                                            Title: President

                                            HANOVER REALTY, INC.

                                            By:  /s/ Doug Mitchell
                                               ----------------------------
                                            Name:  Doug Mitchell
                                            Title: President

                                            THE COMPANY STORE FACTORY, INC.

                                            By:  /s/ David Pipkorn
                                               ----------------------------
                                            Name:  David Pipkorn
                                            Title: President

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                           THE COMPANY OFFICE, INC.

                                           By: /s/ David Pipkorn
                                              -----------------------------
                                           Name:  David Pipkorn
                                           Title: President

                                           SILHOUETTES, LLC

                                           By: /s/ Edward M. Lambert
                                              -----------------------------
                                           Name:  Edward M. Lambert
                                           Title: President

                                           HANOVER COMPANY STORE, LLC

                                           By: /s/ Edward M. Lambert
                                              -----------------------------
                                           Name:  Edward M. Lambert
                                           Title: President

                                           DOMESTICATIONS, LLC

                                           By: /s/ Edward M. Lambert
                                              -----------------------------
                                           Name:  Edward M. Lambert
                                           Title: Vice President

                                           KEYSTONE INTERNET SERVICES, LLC

                                           By: /s/ Edward M. Lambert
                                              -----------------------------
                                           Name:  Edward M. Lambert
                                           Title: Vice President

                                           THE COMPANY STORE GROUP, LLC

                                           By: /s/ Edward M. Lambert
                                              -----------------------------
                                           Name:  Edward M. Lambert
                                           Title: President

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

By their signatures below, the
undersigned Guarantors acknowledge
and agree to be bound by the
applicable provisions of this
Amendment:

HANOVER DIRECT, INC.

By: /s/ Edward M. Lambert
   -----------------------------
Name:  Edward M. Lambert
Title: Executive Vice President and
       Chief Financial Officer

HANOVER HOME FASHIONS GROUP, LLC

By: /s/ Edward M. Lambert
   -----------------------------
Name:  Edward M. Lambert
Title: Vice President

CLEARANCE WORLD OUTLETS, LLC

By: /s/ Edward M. Lambert
   -----------------------------
Name:  Edward M. Lambert
Title: President

SCANDIA DOWN, LLC

By: /s/ David Pipkorn
   -----------------------------
Name:  David Pipkorn
Title: President

LA CROSSE FULFILLMENT, LLC

By: /s/ Edward M. Lambert
   -----------------------------
Name:  Edward M. Lambert
Title: President

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

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                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

D.M. ADVERTISING, LLC

By: /s/ Edward M. Lambert
   -----------------------------
Name:  Edward M. Lambert
Title: President

AMERICAN DOWN & TEXTILE, LLC

By: /s/ David Pipkorn
   -----------------------------
Name:  David Pipkorn
Title: President

HANOVER GIFTS, INC.

By: /s/ Doug Mitchell
   -----------------------------
Name:  Doug Mitchell
Title: President

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                                    EXHIBIT A
                                       TO
             TWENTY-FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

                            List of Permitted Holders

Richemont Finance S.A. and its Subsidiaries

Basil P. Regan, or Regan Partners L.P. and its Subsidiaries